U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 1)

Filed by the Company [x]
Filed by a Party other than the Company [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                        5G WIRELESS COMMUNICATIONS, INC.
                         (Name of Company in Its Charter)

               ___________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other Than the Company)

Payment of Filing Fee (Check the appropriate box):
[x] No Fee Required
[ ]  Fee Computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
___________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
___________________________________________________________________

3.  Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
determined):
___________________________________________________________________

4.  Proposed aggregate offering price:
___________________________________________________________________

5.  Total fee paid:
___________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount previously paid:

_____________________________________________________________________

   2.  Form, schedule, or registration statement number:
_____________________________________________________________________

   3.  Filing party:
_____________________________________________________________________

   4.  Date filed:
_____________________________________________________________________

Notes:

                            PROXY STATEMENT

                    5G Wireless Communications, Inc.
               409 North Pacific Coast Highway, Suite 799
                    Redondo Beach, California 90277

     This Proxy Statement is being furnished to certain stockholders at the direction and on behalf of the Board of Directors of 5G Wireless Communications, a Nevada corporation ("Company"), for the purpose of soliciting proxies for use in obtaining the written consent of a majority of the beneficial owners of the shares of common stock of the Company for amending the Company's articles of incorporation as follows:

Article I of the Articles of Incorporation is amended, in part, to read:

     "The name of this corporation is Clean Energy and Power, Inc."

The Company's Board of Directors unanimously approved the foregoing proposal on March 23, 2009.

     The shares represented by the proxy will be voted in the manner specified in the Request for Written Consent. Any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the president of the Company, or by submitting a later dated proxy. A revocation that is not received prior to the proxy being exercised shall not be taken into account, and the original proxy shall be counted.

     This Proxy Statement and accompanying Request for Written
Consent will be given to certain stockholders of the Company on or about April 13, 2009. All Requests for Written Consent must be return to the Company not later than 5:00 p.m. on Friday, April 17, 2009.

     The cost of preparing, assembling and mailing this Proxy
Statement and the accompanying Request for Written Consent is being borne by the Company.

     It should be noted that the Company is currently delinquent in the following filings with the Securities and Exchange Commission ("SEC'): December 31, 2007 Form 10-K, March 31, 2008 Form 10-Q, June 30, 2008 Form 10-Q, September 30, 2008 Form 10-Q, and December 31,2008 Form 10-K. In order to bring these filings current, the Company has engaged the services of a consultant to review all accounting records and prepare the necessary filings for the periods for which reports are due. He is preparing the necessary records for completion of review and certification by the outside auditors. Once the preliminary and audit work is completed, these required reports will be drafted and filed with the SEC. The current plan is to complete the preliminary work by mid May 2009 and the audit and reporting by the end of June 2009. This work will include the first quarter of 2009 and the Form 10-Q required for that quarter as well. Subsequent to bringing the delinquent filings current, the Company expects future filings to be made on a current basis.

                            VOTING SECURITIES

     The record date of stockholders entitled to notice of and to vote on the Request for Written Consent is the close of business on March 23, 2009 ("Record Date"). On such date, the outstanding stock of the Company consisted of:

     (a) 122,629,871 shares of common stock, par value $0.001, of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote.

     (b) 2,980,000 shares of Series A preferred stock. Each share of Series A preferred stock is currently convertible into 800 shares of Common Stock and is entitled to 800 votes.

     Each share of outstanding Series A preferred stock entitles the holder thereof to vote on each matter submitted to a vote of the stockholders of the Company and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series A Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. The holders of shares of Common Stock and Series A preferred stock are to vote together and not as separate classes.

     (c) 540,000 shares of Series B preferred stock. Each share of Series B preferred stock is convertible at a per share conversion price equal to the lesser of: (i) 75% of the lowest close bid of the Common Stock as reported by the Over-the-Counter Bulletin Board ("OTCBB") for the twenty trading days preceding the conversion date for each full share of Series B held; or (ii) $1.00 (subject to adjustment as appropriate in the event of recapitalizations, reclassifications stock splits, stock dividends, divisions of shares and similar events).

     Each share of outstanding Series B preferred stock entitles the holder thereof to vote on each matter submitted to a vote of the stockholders of the Company and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series B is then convertible. Since the Company's Common Stock is not currently traded on the OTCBB, then it would be converted at the rate of $1.00 per share, entitling the holders of each share of Series B preferred stock to one vote.

     The signatures on the Request for Written Consent of a majority of the shares of Common Stock outstanding on the record date will constitute approval of the action to be taken by the Company. Subsequent to receiving such written consent, the Company will file and thereafter mail to all stockholders of record from whom the Company did not seek such written consent a Schedule 14C Information Statement. Pursuant to applicable Nevada law, there are no dissenter's rights relating to the matters to be voted on.

                            STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock as of March 23, 2009 (122,629,871 shares issued and outstanding, 2,384,000,000 shares beneficially owned by the two holders of Class A preferred stock, and 540,000 shares beneficially owned by the holders of the Class B preferred stock, for a total number of shares beneficially owned of 2,507,169,871) by (i) all stockholders known to us to be beneficial owners of more than 4% of the outstanding Common Stock; and (ii) all officers and directors of the Company, individually and as a group:

Title of Class   Name and Address            Amount and Nature    Percent of
                 of Beneficial                of Beneficial         Class
                     Owner                      Owner (1)            (2)

Common Stock     Jerry Dix                    1,440,000,000 (3)      57.44%
                 P.O. Box 1782,
                 Venice, CA 90294

Common Stock     Don Boudewyn                   960,000,000 (4)      38.29%
                 2274 West 239th Street,
                 Torrance, CA 90501

Common Stock     The 5G Wireless Creditor Trust 100,000,000           4.00%
                 c/o David T. Pisarra, Esq.
                 1305 Pico Boulevard
                 Santa Monica, CA 90405

Common Stock     Bo Linton                        5,000,000           0.02%
                 409 North Pacific
                 Coast Highway,
                 Suite 799
                 Redondo Beach, CA 90277

Common Stock     All Directors and                5,000,000           0.02%
                 Executive Officers as a
                 Group (1 person)

(1) Except as noted, none of these security holders has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations. Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) Applicable percentage ownership of Common Stock is based on 2,507,169,871 shares issued and outstanding and beneficially owned on March 23, 2009 divided by the total Common Stock for each beneficial owner. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock held by that person that are currently exercisable, or exercisable within 60 days, are included.

(3) The total amount for this stockholder includes 1,790,000 shares of Series A preferred stock, issued on October 7, 2004, and currently convertible into 1,432,000,000 shares of Common Stock (800 shares of Common Stock for each share of outstanding Series A preferred stock), and 8,000,000 shares of Common Stock (as a result of the conversion of 10,000 shares of Series A preferred stock on December 4, 2008).

(4) The total amount for this stockholder includes 1,190,000 shares of Series A preferred stock, issued on October 7, 2004, and currently convertible into 952,000,000 shares of Common Stock (800 shares of Common Stock for each share of outstanding Series A preferred stock), and 8,000,000 shares of Common Stock (as a result of the conversion of 10,000 shares of Series A preferred stock on December 4, 2008).

              AMENDMENT TO ARTICLES OF INCORPORATON

Description of Securities.

(a)  Shareholder Rights.

     The Company's articles of incorporation authorize the issuance of 5,000,000,000 shares of Common Stock, with a par value of $0.001. The holders of the shares of Common Stock:

     - have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the board of directors of the company

     - are entitled to share ratably in all of the assets of the company available for distribution upon winding up of the affairs of the company

     - are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of stockholders.

These securities do not have any of the following rights:

     - special voting rights

     - preference as to dividends or interest

     - preemptive rights to purchase in new issues of shares

     - preference upon liquidation

     - any other special rights or preferences.

     In addition, the shares are not convertible into any other security. There are no restrictions on dividends under any loan, financing arrangements or otherwise.

(b)  Non-Cumulative Voting.

     The holders of shares of Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of the company's directors.

(c)  Dividends.

     The Company does not currently intend to pay cash dividends. Because the Company does not intend to make cash distributions, potential stockholders would need to sell their shares to realize a return on their investment. There can be no assurances of the projected values of the shares, or can there be any guarantees of the success of the Company.

     A distribution of revenues will be made only when, in the judgment of the Company's board of directors, it is in the best interest of its stockholders to do so. The board of directors will review, among other things, the financial status of the company and any future cash needs of the Company in making its decision.

(d)  Possible Anti-Takeover Effects of Authorized but Unissued Common
Stock.

     The Company's authorized capital stock consists of 5,000,000,000 shares of Common Stock, with, as of October 31, 2003, 122,629,871 shares outstanding. One effect of the existence of authorized but unissued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

(e)  Transfer Agent.

     The Company has engaged the services of Computershare Trust
Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado
80401, to act as transfer agent and registrar.

Amendment of Articles of Incorporation.

     The corporate action to be taken consists of the Company filing a Certificate of Amendment of Articles of Incorporation so that:

     The name of the Company will be changed from "5G Wireless
Communications, Inc." to "Clean Energy and Power, Inc."

By order of the Board of Directors

March 23, 2009


/s/  Bo Linton
Bo Linton, Secretary


                       REQUEST FOR CONSENT OF STOCKHOLDERS
                       OF 5G WIRELESS COMMUNICATIONS, INC.
                              FOR CORPORATE ACTION


The following matters are hereby submitted to the stockholders of 5G Wireless Communications, Inc., a Nevada corporation ("Company"), for their approval and consent under the provisions of Nevada Revised Statutes 78.390, and Article II, Section 11 of the Bylaws of the
Company:

A proposal to amend the Articles of Incorporation of the Company so that the name will be changed from "5G Wireless
Communications, Inc." to "Clean Energy and Power, Inc."

A shareholder does not have dissenter's rights of appraisal in connection with the proposed action.

This written consent may be revoked prior to the date that the Company receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the Company at its principal office located at: 409 North Pacific Coast Highway, Suite 799, Redondo Beach, California 90277

Each shareholder must return the consent form, indicating an affirmative or negative vote on this issue, by overnight courier to reach the offices of the Company not later than four (4) days after receipt thereof. If a shareholder does not return the consent form, then his or her shares will not be counted in determining the positive and negative votes.

I, __________________________________, the undersigned beneficial owner of record of _________________________ shares of Common Stock of the Company, do hereby vote these shares as follows with regard to the above-described proposals (please check next to the appropriate vote):

Approve: __________

Disapprove: _________

Dated: ____________, 2009              ____________________________
                                        (Signature of Stockholder)
                                       Printed name:____________________
                                       Title:
                                       ________________________________

Note: Please sign exactly as name appears on stock certificate. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by the president or other authorized person. If a partnership, please sign in partnership name by a partner.